Exhibit 99.1

PRESS RELEASE	Contact: Jeff W. Dick, Chairman & CEO
April 21, 2021, 8:00 AM ET	(703) 481-4567

MainStreet Bancshares, Inc. Reports Strong First Quarter 2021 Earnings

Fairfax, Virginia – April 21, 2021 - MainStreet Bancshares, Inc. (Nasdaq: MNSB & MNSBP), the holding company for MainStreet Bank, reported net income of $5.5 million for the first quarter of 2021.  Net income of $5.5 million represents a 12.95% Return on Average Equity (ROAE), a 1.32% Return on Average Assets (ROAA) and $0.65 per share of common stock (basic and diluted).

Net interest income was $13.5 million and noninterest income was $1.4 million for the quarter-ended March 31, 2021, an increase of 31% and 2% respectively over the same period in 2020.  One-half of the increase in net interest income for the quarter came from Paycheck Protection Program (PPP) origination fees.

The Company’s cost of funds for the quarter-ended March 31, 2021 was 1.11%, down from 2.11% from the same period a year ago.  The Company is focused on reducing funding costs, increasing fee income, and improving operating efficiency.  The Company’s efficiency ratio was 52% for the quarter-ended March 31, 2021, a solid improvement from the 61% efficiency ratio reported for the same period a year ago.

Total assets were $1.7 billion on March 31, 2021, an increase of 31% from March 31, 2020.  Net loans were $1.3 billion on March 31, 2021, which included $180 million in PPP loan balances. Asset quality continues strong with non-performing assets representing 0.08% of total assets on March 31, 2021.

Non-interest-bearing deposits represented 32% of the $1.5 billion in total deposits on March 31, 2021.  Seventy-five percent of total deposits are core deposits – which is a significantly positive shift over the past eight quarters.

The Company continues to be strongly capitalized, and on April 6, 2021, the Company entered into a Subordinated Note Purchase Agreement for a private placement of $30 million in aggregate principal amount of 3.75% Fixed-to-Floating Rate Subordinated Notes due in 2031.  The Company intends to use the net proceeds from the issuance of the Notes for general corporate purposes, including potential retirement of existing subordinated debt and capital to support the organic growth of its bank subsidiary, MainStreet Bank. Performance Trust Capital Partners, LLC served as sole placement agent for the offering.

“With 2020 behinds us, our clients are starting this year strong and confident,” said Abdul Hersiburane, President of MainStreet Bank.  “We are focused on aggressively adding new loan and deposit relationships to the mix.”

“We are fortunate to be in such a robust and resilient market,” said Jeff W. Dick, Chairman & CEO of MainStreet Bancshares, Inc. and MainStreet Bank.  “With the addition of $30 million of very low-cost subordinated debt to our capital stack, we are well positioned to pursue continued growth opportunities.”

ABOUT MAINSTREET BANK:  MainStreet operates seven branches in Herndon, Fairfax, Fairfax City, McLean, Leesburg, Clarendon, and Washington D.C.  MainStreet Bank has 55,000 free ATMs and a fully integrated online and mobile banking solution.  The Bank is not restricted by a conventional branching system, as it can offer business customers the ability to Put Our Bank in Your Office®. With robust and easy-to-use online business banking technology, MainStreet has “put our bank” in thousands of businesses in the metropolitan area.

MainStreet Bank has a full complement of payment solutions for financial technology companies and has a team ready to create a perfect solution for their needs.

MainStreet Bank has a robust line of business and professional lending products, including government contracting lines of credit, commercial lines and term loans, residential and commercial construction, and commercial real estate.  MainStreet also works with the SBA to offer 7A and 504 lending solutions.  From sophisticated cash management to enhanced mobile banking and instant-issue Debit Cards, MainStreet Bank is always looking for ways to improve our customer’s experience.

MainStreet Bank was the first community bank in the Washington, DC metropolitan area to offer a full online business banking solution.  MainStreet Bank was also the first bank headquartered in the Commonwealth of Virginia to offer CDARS – a solution that provides multi-million-dollar FDIC insurance.  Further information on the Bank can be obtained by visiting its website at mstreetbank.com.

This release contains forward-looking statements, including our expectations with respect to future events that are subject to various risks and uncertainties.  The statements contained in this release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. Factors that could cause actual results to differ materially from management's projections, forecasts, estimates and expectations include: fluctuation in market rates of interest and loan and deposit pricing, adverse changes in the overall national economy as well as adverse economic conditions in our specific market areas, future impacts of the novel coronavirus (COVID-19) outbreak, maintenance and development of well-established and valued client relationships and referral source relationships, and acquisition or loss of key production personnel.

We caution readers that the list of factors above is not exclusive. The forward-looking statements are made as of the date of this release, and we may not undertake steps to update the forward-looking statements to reflect the impact of any circumstances or events that arise after the date the forward-looking statements are made.  In addition, our past results of operations are not necessarily indicative of future performance.

UNAUDITED CONSOLIDATED BALANCE SHEET INFORMATION

(In thousands, except share data)

	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
ASSETS
Cash and cash equivalents
Cash and due from banks	$118,399	$75,935	$102,480	$55,273	$62,098
Federal funds sold	51,598	31,593	25,074	21,081	10,677
Total cash and cash equivalents	169,997	107,528	127,554	76,354	72,775
Investment securities available for sale, at fair value	180,028	147,414	118,844	91,823	102,191
Investment securities held to maturity, at carrying value	26,427	22,520	23,114	23,843	23,878
Restricted equity securities, at cost	4,664	4,616	4,616	5,041	5,041
Loans held for sale	—	57,006	—	—	—
Loans, net of allowance for loan losses of $13,215, $12,877, $14,346, $13,731, and $9,898, respectively	1,299,169	1,230,379	1,279,899	1,259,012	1,059,628
Premises and equipment, net	13,975	14,289	14,474	14,416	14,666
Other real estate owned, net	1,180	1,180	1,580	1,175	1,207
Accrued interest and other receivables	9,349	9,604	8,579	7,458	4,809
Bank owned life insurance	25,518	25,341	25,157	24,959	24,761
Other assets	12,722	23,288	26,371	24,786	20,786
Total Assets	$1,743,029	$1,643,165	$1,630,188	$1,528,867	$1,329,742
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Non-interest bearing deposits	$492,463	$370,497	$416,648	$388,104	$240,979
Interest bearing DDA deposits	69,180	70,307	72,807	18,266	16,846
Savings and NOW deposits	72,259	74,099	69,015	65,876	60,454
Money market deposits	342,468	426,600	348,146	332,246	265,443
Time deposits	561,772	496,743	510,429	537,840	559,489
Total deposits	1,538,142	1,438,246	1,417,045	1,342,332	1,143,211
Federal Home Loan Bank advances and other borrowings	—	—	—	10,000	10,000
Subordinated debt	14,841	14,834	14,827	14,819	14,812
Other liabilities	17,868	22,420	25,055	21,546	21,424
Total Liabilities	1,570,851	1,475,500	1,456,927	1,388,697	1,189,447
Stockholders’ Equity:
Preferred stock	27,263	27,263	27,527	—	—
Common stock	29,437	29,130	32,460	32,433	32,418
Capital surplus	66,233	66,116	75,217	74,850	74,482
Retained earnings	49,090	44,179	37,105	31,933	32,567
Accumulated other comprehensive income	155	977	952	954	828
Total Stockholders’ Equity	172,178	167,665	173,261	140,170	140,295
Total Liabilities and Stockholders’ Equity	$1,743,029	$1,643,165	$1,630,188	$1,528,867	$1,329,742

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME INFORMATION

(In thousands, except share and per share data)

	Year-to-Date		Three Months Ended
	March 31, 2021	March 31, 2020	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
INTEREST INCOME:
Interest and fees on loans	$15,792	$14,220	$15,792	$15,933	$15,083	$14,399	$14,220
Interest on investment securities	530	501	530	519	491	496	501
Interest on federal funds sold	15	395	15	15	12	9	395
Total interest income	16,337	15,116	16,337	16,467	15,586	14,904	15,116
INTEREST EXPENSE:
Interest on interest bearing DDA deposits	55	117	55	108	56	36	117
Interest on savings and NOW deposits	42	64	42	52	55	50	64
Interest on money market deposits	277	778	277	418	490	474	778
Interest on time deposits	2,250	3,566	2,250	2,583	2,841	3,333	3,566
Interest on Federal Home Loan Bank advances and other borrowings	—	50	—	—	13	44	50
Interest on subordinated debt	238	241	238	240	245	241	241
Total interest expense	2,862	4,816	2,862	3,401	3,700	4,178	4,816
Net interest income	13,475	10,300	13,475	13,066	11,886	10,726	10,300
Provision for (recovery of) loan losses	320	350	320	(2,950)	635	5,575	350
Net interest income after provision for loan losses	13,155	9,950	13,155	16,016	11,251	5,151	9,950
NON-INTEREST INCOME:
Deposit account service charges	539	487	539	509	487	433	487
Bank owned life insurance income	177	199	177	183	199	198	199
Loan swap fee income	—	403	—	833	1,851	423	403
Net gain on held-to-maturity securities	3	—	3	—	—	—	—
Net gain on sale of loans	344	—	344	—	33	—	—
Other fee income	383	325	383	378	288	264	325
Total other income	1,446	1,414	1,446	1,903	2,858	1,318	1,414
NON-INTEREST EXPENSES:
Salaries and employee benefits	4,767	4,433	4,767	4,746	4,495	4,263	4,433
Furniture and equipment expenses	526	454	526	601	574	500	454
Advertising and marketing	275	256	275	290	266	191	256
Occupancy expenses	306	267	306	360	332	311	267
Outside services	336	276	336	263	215	205	276
Administrative expenses	150	164	150	166	167	177	164
Other operating expenses	1,449	1,293	1,449	1,732	1,589	1,713	1,293
Total other expenses	7,809	7,143	7,809	8,158	7,638	7,360	7,143
Income before income tax expense (benefit)	6,792	4,221	6,792	9,761	6,471	(891)	4,221
Income tax expense (benefit)	1,342	751	1,342	2,051	1,299	(257)	751
Net Income (loss)	5,450	3,470	5,450	7,710	5,172	(634)	3,470
Preferred stock dividends	539	—	539	635	—	—	—
Net income (loss) available to common shareholders	4,911	$3,470	$4,911	$7,075	$5,172	$(634)	$3,470
Net income (loss) per common share, basic and diluted	$0.65	$0.42	$0.65	$0.92	$0.63	$(0.08)	$0.42
Weighted average number of common shares, basic and diluted	7,523,547	8,287,317	7,523,547	7,700,470	8,272,570	8,263,370	8,287,317

UNAUDITED LOAN, DEPOSIT AND BORROWING DETAIL

(In thousands)

	March 31, 2021		December 31, 2020		March 31, 2020		Percentage Change
	$ Amount	% of Total	$ Amount	% of Total	$ Amount	% of Total	Last 3 Mos	Last 12 Mos
LOANS:
Construction and land development loans	$327,393	24.8%	$324,906	26.0%	$285,960	26.7%	0.8%	14.5%
Residential real estate loans	181,649	13.8%	183,531	14.7%	149,968	13.9%	-1.0%	21.1%
Commercial real estate loans	499,134	37.8%	466,898	37.4%	449,786	42.0%	6.9%	11.0%
Commercial industrial loans - Other	92,680	7.0%	94,847	7.6%	118,258	11.0%	-2.3%	-21.6%
Commercial industrial loans - PPP Loans	179,835	13.6%	135,180	10.8%	—	0.0%	33.0%	100.0%
Consumer loans	39,563	3.0%	44,073	3.5%	68,160	6.4%	-10.2%	-42.0%
Total Gross Loans	$1,320,254	100.0%	$1,249,435	100.0%	$1,072,132	100.0%	5.7%	23.1%
Less: Allowance for loan losses	(13,215)		(12,877)		(9,898)
Net deferred loan fees	(7,870)		(6,179)		(2,606)
Net Loans	$1,299,169		$1,230,379		$1,059,628
DEPOSITS:
Non-interest bearing demand deposits	$492,463	32.0%	370,497	25.8%	$240,979	21.1%	32.9%	104.4%
Interest-bearing demand deposits:
Demand deposits	69,180	4.5%	70,307	4.9%	16,846	1.5%	-1.6%	310.7%
Savings and NOW deposits	72,259	4.7%	74,099	5.2%	60,454	5.3%	-2.5%	19.5%
Money market accounts	342,468	22.3%	426,600	29.7%	265,443	23.2%	-19.7%	29.0%
Certificates of deposit $250,000 or more	287,154	18.7%	213,077	14.8%	213,409	18.7%	34.8%	34.6%
Certificates of deposit less than $250,000	274,618	17.8%	283,666	19.6%	346,080	32.2%	-3.2%	-20.6%
Total Deposits	$1,538,142	100.0%	$1,438,246	100.0%	$1,143,211	100.0%	6.9%	34.5%
BORROWINGS:
Federal Home Loan Bank advances	—	0.0%	—	0.0%	10,000	40.3%	0.0%	-100.0%
Subordinated debt	14,841	100.0%	14,834	100.0%	14,812	59.7%	0.0%	0.2%
Total Borrowings	$14,841	100.0%	$14,834	100.0%	$24,812	100.0%	0.0%	-40.2%
Total Deposits and Borrowings	$1,552,983		$1,453,080		$1,168,023		6.9%	33.0%

Core customer funding sources (1)	$1,159,207	74.6%	$1,046,087	72.0%	$785,661	67.2%	10.8%	47.5%
Brokered and listing service sources (2)	378,935	24.4%	392,159	27.0%	357,550	30.6%	-3.4%	6.0%
Federal Home Loan Bank advances	—	0.0%	—	0.0%	10,000	0.9%	0.0%	-100.0%
Subordinated debt (3)	14,841	1.0%	14,834	1.0%	14,812	1.3%	0.0%	0.2%
Total Funding Sources	$1,552,983	100.0%	$1,453,080	100.0%	$1,168,023	100.0%	6.9%	33.0%

(1)	Includes ICS, CDARS, and reciprocal deposits maintained by customers, which represent sweep accounts tied to customer operating accounts
(2)

Consists of certificates of deposit (CD) through multiple listing services and multiple brokered deposit services, as well as ICS and CDARS one-way certificates of deposit and regional money market accounts

(3)	Subordinated debt obligation qualifies as Tier 2 capital at the holding compa8 ny and Tier 1 capital at the Bank

UNAUDITED AVERAGE BALANCE SHEETS, INTEREST AND RATES

(In thousands)

	For the three months ended March 31, 2021			For the three months ended March 31, 2020
	Average Balance	Interest Income/ Expense	Average Yields/ Rate (annualized)	Average Balance	Interest Income/ Expense	Average Yields/ Rate (annualized)
ASSETS:
Interest earning assets:
Loans (1)(2)(3)	$1,319,542	$15,792	4.85%	$1,058,738	$14,220	5.40%
Investment securities	89,868	530	2.39%	73,838	501	2.73%
Federal funds and interest-bearing deposits	193,755	15	0.03%	136,314	395	1.17%
Total interest earning assets	$1,603,165	$16,337	4.13%	$1,268,890	$15,116	4.79%
Other assets	70,727			59,363
Total assets	$1,673,892			$1,328,253
Liabilities and Stockholders’ Equity:
Interest-bearing liabilities:
Interest-bearing demand deposits	$68,593	$55	0.33%	$33,558	$117	1.40%
Money market deposit accounts	412,554	277	0.27%	230,158	778	1.36%
Savings and NOW deposits	69,993	42	0.24%	62,699	64	0.41%
Time deposits	479,136	2,250	1.90%	567,112	3,566	2.53%
Total interest-bearing deposits	$1,030,276	$2,624	1.03%	$893,527	$4,525	2.03%
Subordinated debt	14,838	238	6.51%	14,809	241	6.55%
FHLB borrowings	—	—	—	10,330	50	1.95%
Total interest-bearing liabilities	$1,045,114	$2,862	1.11%	$918,666	$4,816	2.11%
Demand deposits and other liabilities	458,051			270,422
Total liabilities	$1,503,165			$1,189,088
Stockholders’ Equity	170,727			139,165
Total Liabilities and Stockholders’ Equity	$1,673,892			$1,328,253
Interest Rate Spread			3.02%			2.68%
Net Interest Income		$13,475			$10,300
Net Interest Margin			3.41%			3.26%
Net Interest Margin, excluding PPP loans(4)			3.20%			3.26%

(1)	Includes loans classified as non-accrual and loans held for sale
(2)	Includes average PPP balances of $154.2 million and related interest income of approximately $386,000 for the three months ended March 31, 2021
(3)	Total loan interest income includes amortization of deferred loan fees, net of deferred loan costs
(4)	Refer to Appendix for reconciliation of non-GAAP measures

UNAUDITED SUMMARY FINANCIAL DATA

(Dollars in thousands except per share data)

	At or For the Three Months Ended
	March 31,
	2021	2020
Per share Data and Shares Outstanding
Earnings per common share (basic and diluted)	$0.65	$0.42
Book value per common share	$19.26	$16.98
Weighted average common shares (basic and diluted)	7,523,547	8,287,317
Common shares outstanding at end of period	7,523,547	8,260,231
Performance Ratios
Return on average assets (annualized)	1.32%	1.05%
Return on average assets, excluding impact of PPP loans (annualized)(2)	0.91%	1.05%
Return on average equity (annualized)	12.95%	10.03%
Return on average common equity (annualized)	13.88%	10.03%
Yield on earning assets (annualized)	4.13%	4.79%
Cost of interest bearing liabilities (annualized)	1.11%	2.11%
Net interest spread	3.02%	2.68%
Net interest margin (annualized)	3.41%	3.26%
Net interest margin, excluding PPP loans (annualized)(2)	3.20%	3.26%
Noninterest income as a percentage of average assets (annualized)	0.35%	0.43%
Noninterest expense to average assets (annualized)	1.89%	2.16%
Efficiency ratio(3)	52.34%	60.98%
Asset Quality
Loans 30-89 days past due to total gross loans	0.07%	0.19%
Loans 90 days past due to total gross loans	0.00%	0.01%
Non-accrual loans to total gross loans	0.01%	0.01%
Other real estate owned	$1,180	$1,207
Non-performing assets	$1,329	$1,415
Non-performing assets to total assets	0.08%	0.11%
Non-performing assets to total assets, excluding PPP loans(2)	0.09%	0.11%
Allowance for loan losses to total gross loans	1.00%	0.92%
Allowance for loan losses to total loans, excluding PPP loans(2)	1.16%	0.92%
Allowance for loan losses to non-performing assets	9.94	7.82
Net loan charge-offs (recoveries)	$(18)	$36
Net charge-offs (recoveries) to average gross loans (annualized)	(0.01)%	0.06%
Net charge-offs (recoveries) to average gross loans, excluding PPP loans (annualized)(2)	(0.01)%	0.06%
Troubled debt restructurings (total)
Performing in accordance with modified terms	$—	$1,477
Not performing in accordance with modified terms	$—	$—
Regulatory Capital Ratios (Bank only) (1)
Total risk-based capital ratio	15.43%	12.44%
Tier 1 risk-based capital ratio	14.38%	11.68%
Leverage ratio	10.83%	11.45%
Common equity tier 1 ratio	14.38%	11.68%
Other information
Closing stock price	$20.76	$16.76
Equity / assets	9.88%	10.55%
Equity / assets, excluding PPP loans(2)	11.01%	10.55%
Average equity / average assets	10.20%	10.48%
Average equity / average assets, less average PPP loans(2)	11.23%	10.48%
Number of full time equivalent employees	125	125
# Full service branch offices	7	7

(1)	Regulatory capital ratios as of March 31, 2021 are preliminary
(2)	Refer to Appendix for reconciliation of non-GAAP measures
(3)	Efficiency ratio is calculated as non-interest expense as a percentage of net interest income and non-interest income

Reconciliation of Certain Non-GAAP Financial Measures

(Dollars In thousands)

	For the three months ended March 31,
	2021	2020
Paycheck Protection Program adjustment impact
Loans held for investment (GAAP)	$1,320,254	$1,072,132
Less: PPP loans	179,835	—
Loans held for investment, excluding PPP (non-GAAP)	$1,140,419	$1,072,132

Average loans held for investment (GAAP)	$1,319,542	$1,058,738
Less: Average PPP loans	154,233	—
Average loans held for investment, excluding PPP (non-GAAP)	$1,165,309	$1,058,738

	For the three months ended March 31,
	2021	2020
Net interest margin adjustment
Net interest income (GAAP)	$13,475	$10,300
Less: PPP fees recognized	1,642	—
Less: PPP interest income earned	386	—
Net interest income, excluding PPP income (non-GAAP)	11,447	10,300

Average interest earning assets (GAAP)	1,603,165	1,268,890
Less: average PPP loans	154,233	—
Average interest earning assets, excluding PPP (non-GAAP)	1,448,932	1,268,890

Net interest margin (GAAP)	3.41%	3.26%
Net interest margin, excluding PPP (non-GAAP)	3.20%	3.26%

	For the three months ended March 31,
	2021	2020
Total asset adjustment
Total assets (GAAP)	$1,743,029	$1,329,742
Less: PPP loans	179,835	—
Total assets, excluding PPP loans (non-GAAP)	1,563,194	1,329,742
Total equity (GAAP)	172,178	140,295
Equity / assets, excluding PPP loans (non-GAAP)	11.01%	10.55%

Average asset adjustment
Average assets (GAAP)	1,673,892	1,328,253
Less: average PPP loans	154,233	—
Total average assets, excluding average PPP loans	1,519,659	1,328,253
Total average equity (GAAP)	170,727	139,165
Average equity / average assets, excluding average PPP loans (non-GAAP)	11.23%	10.48%

	For the three months ended March 31,
	2021	2020
Return on Average Assets, adjusted
Net income (GAAP)	$5,450	$3,470
Less: PPP fees recognized	1,642	—
Less: PPP interest income	386	—
Net income, excluding PPP income (non-GAAP)	3,422	3,470
Average total assets	1,673,892	1,328,253
Less: average PPP loans	154,233	—
Average total assets, excluding PPP (non-GAAP)	1,519,659	1,328,253
Return on average assets, excluding PPP (non-GAAP)	0.91%	1.05%

	For the three months ended March 31,
	2021	2020
Nonperforming Assets to total assets, adjusted
Total nonperforming assets (GAAP)	$1,329	$1,415
Total assets (GAAP)	1,743,029	1,329,742
Less: PPP loans	179,835	—
Total assets, excluding PPP loans (non-GAAP)	1,563,194	1,329,742
Nonperforming assets to total assets, excluding PPP loans (non-GAAP)	0.09%	0.11%

	For the three months ended March 31,
	2021	2020
Allowance for loan losses, adjusted
Allowance for loan losses (GAAP)	$13,215	$9,898
Total gross loans (GAAP)	1,320,254	1,072,132
Less: PPP loans	179,835	—
Total gross loans, excluding PPP loans (non-GAAP)	1,140,419	1,072,132
Allowance for loan losses to total loans, excluding PPP (non-GAAP)	1.16%	0.92%

	For the three months ended March 31,
	2021	2020
Net charge-offs to average loans, adjusted
Total net charge-offs (recoveries) (GAAP)	$(18)	36
Total average gross loans (GAAP)	1,319,542	1,058,738
Less: average PPP loans	154,233	—
Total average gross loans, excluding PPP loans (non-GAAP)	1,165,309	1,058,738
Net charge-offs (recoveries) to average gross loans, excluding PPP (annualized) (non-GAAP)	(0.01)%	0.01%